ADVANCED SERIES TRUST
AST Hotchkis & Wiley Large-Cap Value Portfolio
Supplement dated January 20, 2022 to the
Currently Effective Prospectus
This supplement should be read in conjunction with the currently effective Prospectus for the AST Hotchkis & Wiley Large-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.
New Subadvisory Arrangements, Strategy Changes and Name Change
The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) adding Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP as subadvisers to the Portfolio, to serve alongside Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); (ii) changing the name of the Portfolio to the "AST Large-Cap Value Portfolio"; (iii) revising the investment strategy of the Portfolio; and (iv) amending the subadvisory agreement among Hotchkis and Wiley, PGIM Investments LLC and AST Investment Services, Inc. relating to the Portfolio. These changes are expected to become effective on February 14, 2022.
To reflect these changes, the Prospectus relating to the Portfolio is hereby revised as follows, effective February 14, 2022:
A.All references in the Prospectus to "AST Hotchkis & Wiley Large-Cap Value Portfolio" are hereby changed to "AST Large- Cap Value Portfolio."
B.The description of the Portfolio's principal investment strategies in the "SUMMARY: AST HOTCHKIS & WILEY LARGE- CAP VALUE PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:
Principal Investment Strategies. In pursuing its investment objective, the Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Portfolio may also invest up to 20% of its total assets in foreign securities.
The Portfolio is allocated among four subadvisers: Hotchkis and Wiley Capital Management, LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Wellington Management Company LLP. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
C.The table in the "SUMMARY: AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the table set forth below:
Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM Investments		Rick Babich	Portfolio Manager	February 2022
LLC
AST Investment		Jeffrey Peasley	Portfolio Manager	February 2022
Services, Inc.
	Hotchkis and Wiley	George Davis	Executive Chairman	April 2004
	Capital Management,		and Portfolio
	LLC		Manager
		Judd Peters	Portfolio Manager	April 2004

		Scott McBride	Chief Executive	April 2004
Officer and
Portfolio Manager

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
		Patricia McKenna	Principal and	April 2004
Portfolio Manager
	Massachusetts Financial	Nevin Chitkara	Portfolio Manager	February 2022
Services Company
		Katherine Cannan	Portfolio Manager	February 2022

	T. Rowe Price	Mark S. Finn, CFA,	Portfolio Manager	February 2022
	Associates, Inc.	CPA
		John D. Linehan, CFA	Portfolio Manager	February 2022
		Gabriel Solomon	Portfolio Manager	February 2022
		Heather K. McPherson*	Portfolio Manager	February 2022
	Wellington Management	Matthew C. Hand, CFA	Senior Managing	February 2022
	Company LLP		Director and
Portfolio Manager
		Adam H. Illfelder, CFA	Senior Managing	February 2022
Director and
Portfolio Manager
		W. Michael Reckmeyer	Senior Managing	February 2022
		III, CFA	Director and
Portfolio Manager
*Effective April 1, 2022, Heather McPherson will step down as a Portfolio Manager of the Portfolio.
D.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO – Principal Investment Policies" is hereby deleted and replaced with the information set forth below:
In pursuing its investment objective, the Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities issued by large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Portfolio may also invest up to 20% of its total assets in foreign securities.
The Portfolio is allocated among four subadvisers: Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe Price), and Wellington Management Company LLP (Wellington Management). The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Hotchkis and Wiley is responsible for managing a portion of the Portfolio's assets. Hotchkis and Wiley's strategy invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. Hotchkis and Wiley also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential. Hotchkis and Wiley's strategy seeks current income and long-term growth of income, as well as capital appreciation using a disciplined, value investment process. Through a consistent process and independent research, Hotchkis and Wiley identifies large cap companies that they believe are undervalued relative to their tangible assets, have sustainable cash flow and potential for improving business performance. The strategy seeks to own large, financially strong companies that offer the best combination of value and potential for price appreciation. Hotchkis and Wiley emphasizes rigorous in-house fundamental research to identify undervalued large cap companies, employs a disciplined and repeatable investment process and incorporates multiple perspectives to enhance understanding of risks.
MFS is responsible for managing a portion of the Portfolio's assets. MFS's strategy invests primarily in equity securities. MFS' strategy focuses on investing in the stocks of companies that MFS believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS' strategy may invest in foreign securities. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered. MFS's strategy normally invests across different industries and sectors, but MFS may at times invest a large percentage of its portion of the Portfolio's assets in issuers in a single industry or sector.
T. Rowe Price is responsible for managing a portion of the Portfolio's assets. T. Rowe Price's strategy defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three-year average median market capitalization of companies in the Russell 1000 Value Index as of December 31 of the three preceding years. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following: (i) low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company's peers, or a company's own historical norm; (ii) low stock price relative to a company's underlying asset values; (iii) companies that may benefit from restructuring activity; and/or (iv) a sound balance sheet and other positive financial characteristics. In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in US common stocks, T. Rowe Price's strategy may invest in foreign stocks in keeping with the Portfolio's objectives. T. Rowe Price may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
Wellington Management is responsible for managing a portion of the Portfolio's assets. Wellington Management's Value Equity Income strategy is based on the belief that markets have a tendency to overreact to short-term information and underemphasize longer-term structural changes, and that markets often underappreciate the impact of dividends. The Wellington portfolio managers believe that unexpected negative results and adverse news can lead to short-term uncertainty and price volatility and create opportunities to buy high-quality companies at attractive valuations and sustainable dividends. Further, they believe that structural changes are often underappreciated because they are realized over a longer time horizon—sometimes slowly and not in a linear fashion—and that maintaining a longer-term view is needed to see through the shorter-term noise to capture the benefits of these changes. The Wellington team believes the impact of dividends over time are often underappreciated by the market, because in the shorter-term they often contribute a small portion of the market's total return, which obscures the fact that over the long term the compounding effect of dividends have accounted for a material portion of the market's total return. High-quality companies with sustainable and growing dividends have historically generated above-average returns with lower volatility than the broad market over the long-term. They also believe that dividends provide a strong indicator of a company's financial health, and they typically signal management's confidence in a company's long-term prospects.
E.The section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Hotchkis & Wiley Large-Cap Value Portfolio" is hereby deleted and replaced with the information set forth below:
AST Large-Cap Value Portfolio
PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Portfolio's asset allocations.
Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.
Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi- manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-

to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Hotchkis and Wiley segment of the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios." Investment ideas for the Portfolio are generated by Hotchkis and Wiley's investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
George Davis, Judd Peters, Scott McBride and Patricia McKenna participate in the investment research review and decision- making process for the Hotchkis and Wiley segment of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Executive Chairman, joined Hotchkis and Wiley's investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley's investment team in 1999. Mr. McBride, Chief Executive Officer and Portfolio Manager, joined Hotchkis and Wiley's investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis and Wiley's investment team in 1995.
MFS Segment. The MFS portfolio managers who are primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Nevin Chitkara and Katherine Cannan.
Nevin Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.
Katherine Cannan, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investments area of MFS since 2013.
T. Rowe Price Segment. T. Rowe Price manages the T. Rowe Price segment of the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mark Finn, John Linehan, Heather McPherson and Gabriel Solomon are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.
Mark S. Finn is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Institutional Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income, New Era, Capital Opportunity, and Mid-Cap Value Funds and is a vice president of the Balanced Fund. From 2005 to 2009, Mark was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division, where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP, where he worked on engagements for both public and private companies. Mark earned a BS from the University of Delaware and has earned the Chartered Financial Analyst designation. He is also a certified public accountant.
John D. Linehan is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the U.S. Value Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.
Heather K. McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. She is co-portfolio manager for the Institutional US Large-Cap Value Equity Fund and associate portfolio manager for the Equity Income Fund in the U.S. Equity Division. Heather is also a vice president and Investment Advisory Committee member of the Equity Income,

Growth & Income, Large-Cap Core, Mid-Cap Value, New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.
Gabriel Solomon is a vice president of T. Rowe Price Group, Inc and T. Rowe Price Associates, Inc. He is the co-portfolio manager of the US Large-Cap Value Equity Strategy. In addition, he is a vice president and an Investment Advisory Committee member of the US Dividend Growth Equity, US Growth Stock, US Large-Cap Core Equity, US Large-Cap Value Equity, and Mid-Cap Value Equity Strategies. He also is an Investment Advisory Committee member of the Global Focused Growth Equity, Global Growth Equity, and Global Value Equity Strategies. Gabe's investment experience began in 2002, and he has been with T. Rowe Price since 2004, beginning in the U.S. Equity Division as a research analyst. Most recently, Gabe was the portfolio manager of the Financial Services Equity Strategy and chairman of its Investment Advisory Committee. Prior to this, Gabe was employed by Wellington Management Company, LLP, as an equity analyst intern covering Indian information technology services companies. Before that, he was a management consultant at Sibson Consulting Group. Gabe earned a B.A., summa cum laude, in economics from the University of California, Los Angeles (UCLA), where he was a UCLA Regents Scholar and a member of Phi Beta Kappa. He also earned an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School. While at Wharton, he served as head fellow for the Wharton Investment Management Fund, a student-run small-cap value portfolio.
Wellington Management Segment. The Wellington Management portfolio managers who are primarily responsible for the day-to-day management of the segment of the Portfolio managed by Wellington Management are Matthew Hand, Adam Illfelder, and Michael Reckmeyer.
Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager. Mr. Hand is an equity portfolio manager on the Value Team and has been working closely with W. Michael Reckmeyer III, CFA on the Value Equity Income (VEI) approach since joining Wellington in 2004. Mr. Reckmeyer announced his plan to retire and withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer's portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.
Previously, Mr. Hand was an equity research analyst on the team, conducting fundamental analysis on global equity investments, with a focus on the consumer sectors, REITS, transportation and logistics, and agriculture. His research supports the investment decision making for a range of portfolios managed for clients of the firm. He works in Wellington's Radnor, PA office.
Mr. Hand joined Wellington Management in 2004 after he earned his BA in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.
Adam H. Illfelder, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Illfelder is a portfolio manager on the Value Team. He manages equity assets on behalf of our clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages Large Cap Value approaches and is located in our Radnor office.
Prior to joining Wellington Management in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth Team at Putnam Investments (2003 — 2005). Before that, he worked in their Global Equity Research Department (1997 — 2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.
W. Michael Reckmeyer III, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager. Mr. Reckmeyer is a portfolio manager on the Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages Value Equity Income approaches. He works in Wellington's Radnor, PA office. Mr. Reckmeyer announced his plan to retire and withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer's portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.
Prior to joining Wellington Management in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services (1986 - 1994). Before that, he worked as an analyst at the State of Michigan Pension Fund (1984 - 1986).

Mr. Reckmeyer earned his MBA (1984) and his BS in mechanical engineering (1981) from the University of Wisconsin. Additionally, he holds the Chartered Financial Analyst designation and is a member of the Philadelphia Financial Analyst Society.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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